Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 10—Commitments and contingencies

Operating leases

The Company leases office, retail and warehouse space in New York, New Jersey, California and China from third parties under non-cancelable operating leases that provide for minimum base annual rental payments (excluding taxes and other charges). A number of the Company’s store leases provide for contingent rentals based upon sales. Contingent rent amounts have historically not been significant. The leases expire between 2018 and 2026. Total rent expense was $0.1 million, $1.9 million, $3.0 million and $4.1 million for the Predecessor 2014 Period, the Successor 2014 Period, and the years ended December 31, 2015 and 2016, respectively.

Future minimum lease payments under the operating leases are as follows (in thousands):

Year ending December 31,
2017	$4,789
2018	4,726
2019	4,636
2020	4,188
Thereafter	13,397
Total	31,736

In November 2016, the Company vacated a previously leased office facility and has entered into a sublease agreement with a related party for that space. The estimated future sublease income as of December 31, 2016 is $0.9 million and has been recorded as a reduction to the accrual of all remaining lease operating lease payments recognized on the date the previous facility was vacated.

Litigation

From time to time, the Company may become involved in legal proceedings, claims, and litigation arising in the ordinary course of business. Management is not currently aware of any matters that it expects will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.